Exhibit 99.1

                              LETTER OF TRANSMITTAL

                              CLAIRE'S STORES, INC.

   Exchange Offer of $250,000,000 aggregate principal amount of the Company's 9.25% Senior Notes due 2015, $350,000,000 aggregate principal amount of the
Company's 9.625%/10.375% Senior Toggle Notes due 2015 and $335,000,000 aggregate principal amount of the Company's 10.50% Senior Subordinated Notes due 2017


           Pursuant to the Prospectus, dated                    , 2008


      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON           , 2008 UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED,
THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                   To: The Bank of New York, as Exchange Agent

     By Registered, Certified, or Regular Mail, by Overnight Courier, or by
                                 Hand Delivery:

                              The Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                        101 Barclay Street -- Floor 7 East
                               New York, NY 10286
                             Attention: David Mauer

                                       Or
                           By Facsimile Transmission:
                                  212-815-3687

                                   Telephone:
                                  212-298-1915

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT.

      The undersigned acknowledges that he or she has received the prospectus,
dated                    , 2008 (the "Prospectus"), of Claire's Stores, Inc., a
Florida corporation (the "Company"), and this letter of transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $250,000,000 aggregate principal amount of the Company's 9.25% Senior Notes due 2015, $350,000,000 aggregate principal amount of the Company's 9.625%/10.375% Senior Toggle Notes due 2015 and $335,000,000 aggregate principal amount of the Company's 10.50% Senior Subordinated Notes due 2017 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for its 9.25% Senior Notes due 2015, 9.625%/10.375% Senior Toggle Notes due 2015 and 10.50% Senior Subordinated Notes due 2017 (the "Old Notes") that are currently outstanding. The terms of the Exchange Notes are substantially identical to the terms of the Old Notes except that the Exchange Notes have been registered under the Securities Act of 1933, as amended, and, therefore, are freely transferable. Capitalized terms used but not defined herein shall have the same meanings given to them in the Prospectus. The Exchange Offer is subject to all of the terms and conditions set forth in the Prospectus. In the event of any conflict between the Letter of Transmittal and the Prospectus, the Prospectus shall govern.

      The terms of the Exchange Notes are substantially identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, but the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus). For each Old Note accepted for exchange, the holder of such Old Note will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note.

      The Company reserves the right to extend the Exchange Offer at its discretion, in which case the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. If the Company extends the Exchange Offer, it will give oral or written notice of the extension to the Exchange Agent and give each registered holder of Old Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

      This Letter of Transmittal is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering." Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction
2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 13.

      The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated in Box 1 below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned further represents that: (i) any Exchange Notes received by the undersigned pursuant to the Exchange Offer are being acquired in the ordinary course of business, (ii) the undersigned does not have an arrangement or understanding with any person to participate in the distribution of the Old Notes or the Exchange Notes within the meaning of the Securities Act, (iii) the undersigned is not an "affiliate" of the Company, as defined under Rule 405 under the Securities Act, or if the undersigned is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if the undersigned is not a broker-dealer, that it is not engaged in and does not intend to engage in a distribution of the Exchange Notes, and (v) if the undersigned is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Notes.

      If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, where the Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of the Exchange Notes, for a period of 180 days after the expiration date. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver the tendered Old Notes to the Company or cause ownership of the tendered Old Notes to be transferred to, or upon the order of, the Company on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Company of the tendered Old Notes pursuant to the Exchange Offer, and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Notes, all in accordance with the terms of the Exchange Offer.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, personal representatives, executors, administrators, trustees in bankruptcy and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

      Unless otherwise indicated herein in the section entitled "Special Registration Instructions" below (Box 2), please issue the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the book-entry account indicated below maintained at DTC (Box 5). Similarly, unless otherwise indicated under the section entitled "Special Delivery Instructions" below (Box 3), please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown in Box 1 below.

      THE UNDERSIGNED, BY COMPLETING BOX 1 BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN BOX 1.


Please Check the Appropriate Box:

|_| Check here if tendered Old Notes are being delivered with this Letter of Transmittal.

|_| Check here if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously delivered to the Exchange Agent and complete Box 4 below.

|_| Check here if tendered Old Notes are being delivered by Book-Entry Transfer made to the account maintained by the Exchange Agent with DTC and complete Box 5 below.

|_| Check here if you are a Broker-Dealer and wish to receive ten additional copies of the Prospectus and ten copies of any amendments or supplements to the Prospectus.

Name:
         -----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES

All Tendering Holders Complete the following Boxes, as applicable:

--------------------------------------------------------------------------------
                                     BOX 1A
                 DESCRIPTION OF OLD 9.25% SENIOR NOTES TENDERED
                 (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
--------------------------------------------------------------------------------
  Name(s) and Address(es)
  of Registered Holders(s)       Certificate        Aggregate       Aggregate
Exactly as Name(s) Appear(s)     Number(s) of    Principal Amount   Principal
  on Note Certificate(s)          Old 9.25%       Represented by      Amount
(Please fill in, if blank)      Senior Notes*     Certificate(s)    Tendered**

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         Total:

--------------------------------------------------------------------------------

* Need not be completed if Old 9.25% Senior Notes are being tendered by book-entry transfer.

** The minimum permitted tender is $2,000 in principal amount of Old 9.25% Senior Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the aggregate principal amount of the Old 9.25% Senior Notes represented by the certificates identified in this Box 1A or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     BOX 1B
         DESCRIPTION OF OLD 9.625%/10.375% SENIOR TOGGLE NOTES TENDERED
                 (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)

--------------------------------------------------------------------------------

 Name(s) and Address(es) of                            Aggregate
    Registered Holders(s)           Certificate        Principal      Aggregate
Exactly as Name(s) Appear(s) on     Number(s) of         Amount       Principal
     Note Certificate(s)             Old Senior      Represented by    Amount
  (Please fill in, if blank)        Toggle Notes*     Certificate(s)  Tendered**

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                    Total:

--------------------------------------------------------------------------------

 * Need not be completed if Old Senior Toggle Notes are being tendered by book-entry transfer.

** The minimum permitted tender is $2,000 in principal amount of Old Senior Toggle Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the aggregate principal amount of the Old Senior Toggle Notes represented by the certificates identified in this Box 1B or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     BOX 1C
          DESCRIPTION OF OLD 10.50% SENIOR SUBORDINATED NOTES TENDERED
                 (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)

--------------------------------------------------------------------------------

 Name(s) and Address(es) of          Certificate       Aggregate
     Registered Holders(s)          Number(s) of       Principal      Aggregate
Exactly as Name(s) Appear(s) on      Old Senior          Amount       Principal
     Note Certificate(s)            Subordinated      Represented by   Amount
  (Please fill in, if blank)           Notes*         Certificate(s)  Tendered**

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                    Total:

--------------------------------------------------------------------------------

 * Need not be completed if Old Senior Subordinated Notes are being tendered by book-entry transfer.

** The minimum permitted tender is $2,000 in principal amount of Old Senior Subordinated Notes. All other Tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the aggregate principal amount of the Old Senior Subordinated Notes represented by the certificates identified in this Box 1C or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

--------------------------------------------------------------------------------


-----------------------------------------------------------------  -----------------------------------------------------------------
                                BOX 2                                                              BOX 3

                 SPECIAL REGISTRATION INSTRUCTIONS                                    SPECIAL DELIVERY INSTRUCTIONS
                   (See Instructions 5, 6 and 7)                                      (See Instructions 5, 6 and 7)

      To be completed ONLY if certificates for Old Notes not             To be completed ONLY if certificates for Old Notes not
exchanged and/or Exchange Notes are to be issued in the name of    exchanged and/or Exchange Notes are to be sent to someone other
and sent to someone other than the undersigned or if Old Notes     than the undersigned or to the undersigned at an address other
delivered by Book-Entry Transfer which are not accepted for        than that shown above.
exchange are to be returned by credit to an account maintained at
DTC other than the account set forth in Box 5.

            Issue Exchange Note(s) and/or Old Notes to:                  Mail Exchange Note(s) and any untendered Old Notes to:

Name(s):                                                           Name(s):
            -----------------------------------------------------              -----------------------------------------------------
            (Please Type or Print)                                             (Please Type or Print)


Address:                                                           Address:
            -----------------------------------------------------              -----------------------------------------------------

-----------------------------------------------------------------  -----------------------------------------------------------------
                        (include Zip Code)                                                 (include Zip Code)

-----------------------------------------------------------------
     (Tax Identification or Social Security Number)

|_| Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

-----------------------------------------------------------------
                  (DTC Account Number)

-----------------------------------------------------------------  -----------------------------------------------------------------
-----------------------------------------------------------------  -----------------------------------------------------------------
                                BOX 4                                                              BOX 5

                    USE OF GUARANTEED DELIVERY                                         USE OF BOOK-ENTRY TRANSFER
                        (See Instruction 2)                                                (See Instruction 1)

      To be completed only if Old Notes are being tendered by            To be completed only if delivery of Old Notes is to be made
means of a Notice of Guaranteed Delivery.                          by Book-Entry Transfer.

Name(s) of Registered Holder(s):                                   Name(s) of Tendering Holder(s):


-----------------------------------------------------------------  -----------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:                Name of DTC Participant:


-----------------------------------------------------------------  -----------------------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:             DTC Participant Number:


-----------------------------------------------------------------  -----------------------------------------------------------------

                                                                   Contact at DTC Participant:


                                                                   -----------------------------------------------------------------

                                                                   Transaction Code Number:


                                                                   -----------------------------------------------------------------
-----------------------------------------------------------------  -----------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 6
                           TENDERING HOLDER SIGNATURE

                           (See Instructions 1 and 5)
     In addition, complete Substitute Form W-9 herein or applicable Form W-8
x
     ---------------------------------------------------------------------------

x
     ---------------------------------------------------------------------------

           (Signature of Registered Holder(s) or Authorized Signatory)

NOTE: The above lines must be signed by the Registered Holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or on the DTC Security Position with respect thereto, or by person(s) authorized to become Registered Holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s):
            --------------------------------------------------------------------

Capacity:
             -------------------------------------------------------------------

Street Address:
                   -------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and
Telephone Number:
                     -----------------------------------------------------------

Tax Identification or Social Security Number:
                                                  ------------------------------

                               Signature Guarantee
                         (If required by Instruction 5)

Authorized Signature

x
     ---------------------------------------------------------------------------


Name:
         -----------------------------------------------------------------------
                                 (Please Print)

Title:
          ----------------------------------------------------------------------

Name of Firm:
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------
          (Must be an Eligible Institution as defined in Instruction 2)

--------------------------------------------------------------------------------

Address:
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and
Telephone Number:
                     -----------------------------------------------------------

Date:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SUBSTITUTE                  Name (if joint names, list first and circle    Part 3 --
Form W-9                    the name of the person or entity whose number  Check the box if you are not subject to backup
                            you enter in Part 1 below. See Instructions    withholding under the provisions of Section
                            if your name has changed.):                    3406(a)(1)(C) of the Internal Revenue Code because (1)
Department of the Treasury                                                 you have not been notified that you are subject to
Internal Revenue Service    ---------------------------------------------  backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue
                                                                           Service has notified you that you are no longer subject
                                                                           to backup withholding. |_|


                            Address:
                                        ---------------------------------

Payor's Request for         ---------------------------------------------
Taxpayer Identification      City, State and Zip Code:
Number (TIN)

                            ---------------------------------------------
                            List Account Number(s) here (Optional):

                            ---------------------------------------------

                            Part 1 --  PLEASE PROVIDE YOUR TAXPAYER
                            IDENTIFICATION NUMBER ("TIN") AND CERTIFY BY
                            SIGNING AND DATING BELOW

                            TIN:
                                    -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Part 2 --

                            TIN APPLIED FOR: |_|
------------------------------------------------------------------------------------------------------------------------------------
                            CERTIFICATION -- Under the penalties of perjury, I certify that the information provided on this form is true, correct and complete.

                            SIGNATURE:                                     DATE:
                                          -------------------------------           ------------------------------------------------

                            NAME:
                                     -----------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NOTE:
         FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO
         THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
         FORM W-9 FOR ADDITIONAL DETAILS.
------------------------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Exchange Agent, 28% of all reportable payments made to me thereafter will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

---------------------------------------  ---------------------------------------
               Signature                                  Date

---------------------------------------
         Name (Please Print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. Delivery of this Letter of Transmittal and Old Notes. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for tendered Old Notes must be received by the Exchange Agent at its address set forth herein or such tendered Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested and proper insurance is advised. It is recommended, however, that the holder use an overnight or hand delivery service instead of mail. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company. Neither the Company nor the registrar is under any obligation to notify any tendering holder of the Company's acceptance of tendered Old Notes prior to the closing of the Exchange Offer.

      2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4 above. Pursuant to such procedures: (1) such tender must be made through a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act (in any such case, an "Eligible Institution"), (2) prior to the Expiration Date, the Exchange Agent must have received from an Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof with original to follow) and Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the tendering holder, the certificate number(s) of the tendered Old Notes and the principal amount of the Old Notes tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal, together with the certificate(s) representing the tendered Old Notes and any other required documents, will be deposited by the Eligible Institution with the Exchange Agent; and (3) the certificate(s) representing all tendered Old Notes in proper form for transfer, or a confirmation of book-entry transfer of such tendered Old Notes into the Exchange Agent's account at DTC, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery within the time period prescribed above. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery process.

      3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name tendered Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder), or whose name appears on a DTC security position listing as a holder of Old Notes, may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Old Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instruction to Registered Holder and/or DTC Participant from Beneficial Owner form.

      4. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of Box 1 above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then Old Notes for the principal amount of Old Notes not tendered and Exchange Notes issued in exchange for any Old Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

      5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the tendered Old Notes, the signature must correspond with the name(s) as written on the face of the tendered Old Notes, or whose name appears on a security position listing with DTC as the owner of the tendered Old Notes, in each case without any change whatsoever.

      If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different names in which tendered Notes are held.

      If this Letter of Transmittal is signed by the registered holder(s) of tendered Old Notes, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Old Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the tendered Old Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of any tendered Old Notes, such tendered Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed exactly as the name(s) of the registered holder(s) appear(s) on the tendered Old Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any tendered Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

      Endorsements on tendered Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

      Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the tendered Old Notes are tendered (1) by a registered holder who has not completed Box 2 set forth herein (entitled "Special Registration Instructions"), (2) by a registered holder who has not completed Box 3 set forth herein (entitled "Special Delivery Instructions") or (3) by an Eligible Institution.

      6. Special Registration and Delivery Instructions. Tendering holders should indicate, in the appropriate box (Box 2 or Box 3), the name and address to which the Exchange Notes and/or substitute certificates evidencing Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name (Box 2), the taxpayer identification or social security number of the person named must also be indicated and such person must properly complete a Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

      7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of tendered Old Notes pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of tendered Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and/or withheld from any payment due with respect to the Old Notes tendered by such holder.

      Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the tendered Old Notes listed in this Letter of Transmittal.

      8. Tax Identification Number. Federal income tax law requires that the holder(s) of any tendered Old Notes that are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ("TIN") which, in the case of a holder who is an individual, is his or her social security number or Internal Revenue Service individual taxpayer identification number ("ITIN") on Form W-9 or, alternatively, to establish another basis for exemption from backup withholding. If the Exchange Agent is not provided with the correct TIN or ITIN or an exemption from backup withholding is not otherwise established, the holder may be subject to 28% federal income tax backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

      To prevent backup withholding, each holder of tendered Old Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (1) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendered Old Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report. A tendering holder that is not a United States person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Form W-8BEN, Form W-8ECI, or Form W-8IMY, as applicable, signed under penalty of perjury and attesting to that holder's exempt status.

      The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

      9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Old Notes not in proper form or the acceptance of which for exchange may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or any defect or irregularity in the tender of Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, nor the Exchange Agent, nor any other person shall be under any duty to give notification of defects or irregularities to holders of Old Notes or incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, or if Old Notes are submitted in principal amount greater than the principal amount of Old Notes being tendered, such unaccepted or non-exchanged Old Notes will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

      10. Waiver of Conditions. The Company reserves the absolute right to waive any of the conditions in the Exchange Offer in the case of any tendered Old Notes.

      11. No Conditional Tenders. No alternative, conditional, irregular or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

      12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

      13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

      14. Acceptance of Tendered Old Notes and Issuance of Old Notes; Return of Old Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at such different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

      15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal Rights."

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payor.


FOR THIS TYPE OF ACCOUNT:                                  GIVE THE SOCIAL SECURITY NUMBER OF:

1.  An individual's account..............................  The individual
2.  Two or more individuals (joint account)..............  The actual owner of the account or, if combined funds, the first individual on the account (1)
3.  Husband and wife (joint account).....................  The actual owner of the account, or if joint funds, either person (1)
4.  Custodian account of a minor (Uniform Gift to Minors
    Act).................................................  The minor (2)
5.  Adult and minor (joint account)......................  The adult or, if the minor is the only contributor, the minor (1)
6.  Account in the name of the guardian or committee for
    a designated ward, minor or incompetent person.......  The ward, minor, or incompetent person (3)
7.  (a) The usual revocable savings trust account
    (grantor is also trustee)............................  The grantor-trustee (1)
    (b) So-called trust account that is not a legal or
    valid trust under State law..........................  The actual owner (1)
8.  Sole proprietorship account..........................  The owner (4)
9.  A valid trust, estate or pension trust...............  The legal entity (Do not furnish the identifying number of the personal representative or trustee
                                                           unless the legal entity itself is not designated
                                                           in the account title) (5)
10. Corporate account...................................   The corporation
11. Religious, charitable, or educational organization
    account..............................................  The organization
12. Partnership account held in the name of the business.  The partnership
13. Association, club, or other tax-exempt organization..  The organization
14. A broker or registered nominee.......................  The broker or nominee

      (1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.

      (2) Circle the minor's name and furnish the minor's social security number.

      (3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security Number.

      (4) You must show your individual name, but you may also enter your business or "doing business as" name. You may also use either your Social Security Number or Employer Identification Number (if you have one).

      (5) List first and circle the name of the legal trust, estate or pension trust.


NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

      (1) An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under Section 403(b)(7).

      (2)   The Unites States or an agency or instrumentality thereof.

      (3) A State, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof.

      (4) A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.

      (5) An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include the following:

      (6)   A corporation.

      (7)   A foreign central bank of issue.

      (8) A dealer in securities or commodities required to be registered in the United States, the District of Columbia or a possession of the United States.

      (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

      (10)  A real estate investment trust.

      (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

      (12)  A common trust fund operated by a bank under section 584(a).

      (13)  A financial institution.

      (14) A middleman known in the investment community as a nominee or custodian.

      (15) An exempt charitable remainder trust, or a non-exempt trust described in Section 4947(a)(1).

For interest and dividend payments, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in items (1) through (13) are exempt, and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt. For barter exchange transactions and patronage dividends, only payees listed in items (1) through
(5) are exempt from backup withholding. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees listed in items (1) through (7). A corporation, however, is not exempt from backup withholding on medical and health care payments, attorneys fees and payments for services paid by a federal executive agency that are reportable on Form 1099-MISC.

PAYMENTS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING:

Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

      o     Payments to nonresident aliens subject to withholding under section
            1441.

      o Payments to partnerships not engaged in a trade or business in the U.S. that have at least one nonresident alien partner.

      o Payments of patronage dividends where the amount received is not paid in money.

      o     Payments made by certain foreign organizations.

      o     Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

      o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

      o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

      o     Payments described in section 6049(b)(5) to non-resident aliens.

      o     Payments on tax-free covenant bonds under section 1451.

      o     Payments made by certain foreign organizations.

      o     Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK "EXEMPT" IN PART 3 OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends and patronage dividends that are subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6045, 6050A and 6050N.

PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 30% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES

      (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless such failure is due to reasonable cause and not to willful neglect.

      (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDER. If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

      (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                    ADVISOR OR THE INTERNAL REVENUE SERVICE.